UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 30, 2021

COLONY CAPITAL, INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-37980	46-4591526
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
750 Park of Commerce Drive, Suite 210
Boca Raton, Florida 33487
(Address of Principal Executive Offices, Including Zip Code)
(561) 544-7475
Registrant’s telephone number, including area code:
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, $0.01 par value	CLNY	New York Stock Exchange
Preferred Stock, 7.50% Series G Cumulative Redeemable, $0.01 par value	CLNY.PRG	New York Stock Exchange
Preferred Stock, 7.125% Series H Cumulative Redeemable, $0.01 par value	CLNY.PRH	New York Stock Exchange
Preferred Stock, 7.15% Series I Cumulative Redeemable, $0.01 par value	CLNY.PRI	New York Stock Exchange
Preferred Stock, 7.125% Series J Cumulative Redeemable, $0.01 par value	CLNY.PRJ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01    Entry into a Material Definitive Agreement.

Stockholders Agreement

On April 30, 2021, in connection with the closing of the previously-announced internalization transaction of the management of Colony Credit Real Estate, Inc., a Maryland corporation (“CLNC”), Colony Capital Operating Company, LLC (“CLNY OP”), a Delaware limited liability company and the operating company of Colony Capital, Inc., a Maryland corporation (the “Company”), and CLNC entered into an amended and restated stockholders agreement of CLNC (the “Stockholders Agreement”). CLNC OP beneficially owns approximately 36.1% of the outstanding shares of stock of CLNC. Pursuant to the terms of the Stockholders Agreement, for so long as CLNY OP and certain of its affiliates beneficially own at least 10% of the outstanding shares of stock of CLNC, CLNY OP and its affiliates are obligated to vote their shares in favor of the director nominees recommended by the board of directors of CLNC (the “CLNC Board”), against any director nominees not recommended by the CLNC Board and against removal of any then-incumbent directors of the CLNC Board, in each case at any meeting of CLNC’s stockholders that occurs prior to the 2023 annual meeting of CLNC’s stockholders.

In addition, until the earlier of (x) December 31, 2022 and (y) the date on which CLNC’s stockholders are first permitted pursuant to the advance notice provisions of CLNC’s bylaws to submit proposals to be included in CLNC’s proxy statement relating to the 2023 annual meeting of CLNC’s stockholders, the Company and its controlled affiliates are subject to customary standstill restrictions, including an obligation not to initiate or make shareholder proposals, nominate directors, or participate in proxy solicitations.

CLNY OP and its affiliates are also prohibited from, directly or indirectly, acquiring beneficial ownership of any outstanding equity securities of CLNC or Credit RE or any options, warrants, rights to acquire, or securities convertible into or exchangeable for, equity securities of CLNC or Credit RE or any voting rights in respect thereof.

The foregoing description of the Stockholders Agreement and the transactions contemplated by such agreement does not purport to be complete and is qualified in its entirety by reference to the Stockholders Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein. The Stockholders Agreement has been included to provide you with information regarding its terms. It is not intended to provide any other factual information about the Company or the other parties thereto or any of their respective businesses.

Item 8.01    Other Events.

On April 30, 2021, the Company issued a press release announcing the completion of the internalization described above. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated by reference herein.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond the Company’s control, and may cause actual results to differ significantly from those expressed in any forward-looking statement. Among others, the following uncertainties and other factors could cause the Company’s actual results to differ from those set forth in the forward-looking statements: the Company’s ability to realize efficiencies, as well as anticipated strategic and financial benefits from the Internalization and related transactions; or uncertainties regarding the ongoing impact of the novel coronavirus (COVID-19). The foregoing list of factors is not exhaustive. Additional information about these and other factors can be found in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as well as in the Company’s other filings with the U.S. Securities and Exchange Commission. Moreover, each of the factors referenced above are likely to also be impacted directly or indirectly by the ongoing impact of COVID-19 and investors are cautioned to interpret substantially all of such statements and risks as being heightened as a result of the ongoing impact of COVID-19.

The Company cautions investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this Current Report on Form 8-K. The Company is under no duty to update any of these forward-looking statements after the date of this Current Report on Form 8-K, nor to conform prior statements to actual results or revised expectations, and the Company does not intend to do so.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Amended and Restated Stockholders Agreement, dated as of April 30, 2021, by and between Colony Credit Real Estate, Inc. and Colony Capital Operating Company, LLC
99.1	Press Release dated May 3, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 4, 2021	COLONY CAPITAL, INC.

		By:	/s/ Jacky Wu
Jacky Wu
Executive Vice President and Chief Financial Officer